EXHIBIT 10.3

                        THIRD AMENDMENT TO LOAN AGREEMENT

        THIS THIRD AMENDMENT to Loan Agreement ("Third Amendment") is made and entered into as of the 29th day of October, 1996, by and between CONSOLIDATED GRAPHICS, INC., a Texas corporation, with offices and place of business at 2210 West Dallas, Houston, Texas 77019 (hereinafter called "Borrower") and NATIONSBANK OF TEXAS, N.A., a national banking association, with offices and banking quarters at 700 Louisiana, Houston, Texas 77002 (hereinafter called "Lender"). For and in consideration of the mutual covenants and agreements herein contained, Borrower and Lender hereby amend as of the date of this Third Amendment that certain Amended and Restated Loan Agreement between Borrower and Lender dated the 7th day of November, 1994, as previously amended by the First Amendment to Loan Agreement dated August 23, 1995 and by the Second Amendment to Loan Agreement dated October 21, 1996 (as amended, the "Loan Agreement"), in the following respects:

        Section 1.  AMENDMENTS TO LOAN AGREEMENT.

        A. Section 1.3(a) and (b) are deleted and the following are substituted in their place:

               1.3 REVOLVING LINE OF CREDIT. (a) The Lender, during the period from the date of the Second Amendment to Loan Agreement until October 31, 1998, subject to the terms and conditions of this Agreement, and subject to the condition that at the time of each borrowing hereunder, no Default or Event of Default has occurred and is then continuing to occur and, as to each borrowing which increases the principal amount outstanding under the Revolving Note, that the representations and warranties given by the Borrower in Section 2 as of the date of this Agreement shall remain true and correct in all material respects (unless such representation and warranty relates to an earlier date), agrees to make

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        loans to Borrower pursuant to a Revolving Line of Credit up to but not in excess of an aggregate principal amount outstanding at any time of $35,000,000.00 on the same Business Day upon receipt from Borrower on or before 1:00 p.m. Houston time of written applications for loans hereunder in the form attached as Exhibit "1.3.1". Each advance shall be in an amount of not less than $50,000.00. Letters of credit may be issued pursuant to the Revolving Line of Credit provided that (i) the aggregate face amount of outstanding letters of credit shall not exceed $5,000,000 and (ii) the availability under the Revolving Line of Credit will be reduced by an amount equal to the aggregate face amount of outstanding letters of credit. Any letters of credit issued hereunder will have expiry dates not exceeding November 30, 1998.

               (b) The Borrower's obligation to repay the Revolving Line of Credit shall be evidenced by a promissory note of the Borrower in substantially the form attached as Exhibit "1.3.2" to the Second Amendment to Loan Agreement, payable to the order of Lender. The Revolving Note shall bear interest at the rates indicated below, but in no event to exceed the maximum non-usurious interest rate permitted by applicable law with the balance of principal plus accrued and unpaid interest due and payable on or before October 31, 1998.

         Applicable           Interest                  Fees
        Funded Debt/            Rate                   Unused          Letters
        Ebitda Ratio          Options                  Portion        of Credit
        ------------          -------                  -------        ---------
        Less than or          LIBOR + .625% or
        equal to .75          Prime Rate               .10%            .625%

        Greater than .75      LIBOR + .875% or         .175%           .875%
        to 1.0 but less       Prime Rate
        than or equal to
        1.5 to 1.0

        Greater than 1.5      LIBOR + 1.25% or         .25%           1.25%
        to 1.0 but less       Prime Rate
        than or equal to
        2.0 to 1.0

        Greater than 2.0      LIBOR + 1.50% or         .375%          1.50%
        to 1.0 but less       Prime Rate + .25%
        than or equal to
        2.5 to 1.0

        Greater than 2.5      LIBOR + 1.75% or         .50%           1.75%
        to 2.5 to 1.0         Prime Rate + .25%

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        The adjustment in the interest rate options on the Revolving Note and the fees charged pursuant to this Agreement shall be effective on (i) the first of the month following receipt of a quarterly financial statement and Compliance Certificate pursuant to Section 3.8 indicating the Funded Debt to EBITDA Ratio, and no Default or Event of Default exists, as more fully set forth in the Revolving Note and (ii) on an Interim Rate Determination Date. As used herein, "Interim Rate Determination Date" shall mean the effective date of the consummation of a merger and acquisition either (i) requiring the approval of Lender under the terms of this Agreement, or (ii) which does not require the approval of Lender but as to which Borrower desires to add historical EBITDA for the purposes of calculating compliance with financial covenants hereunder. In such event Borrower shall deliver within sixty
        (60) days following consummation of such merger or acquisition an interim redetermination of the Funded Debt to EBITDA Ratio based upon proforma financial statements which reflect such merger or acquisition, which redetermination and the calculation related thereto shall be subject to review and approval by Lender. The applicable interest rate options on the Revolving Note and the fees charged pursuant to this Agreement shall be adjusted effective as of the Interim Rate Determination Date based upon such approved interim redetermination.

        B. Section 3.11 is deleted and the following is substituted in its place:

               3.11 BORROWING BASE. During any period the Revolving Line of Credit is required to be secured pursuant to Section 3.10, the aggregate indebtedness pursuant to the Revolving Line of Credit plus the amount of any unexpired letters of credit shall never exceed the sum of (i) ninety percent (90%) of the Eligible Accounts Receivable of (y) corporations whose securities are publicly traded with debt ratings of "A" or better as determined by Lender based upon Moody's or Standard & Poor's classification and (z) the United States government and any agency thereof; plus (ii) eighty percent (80%) of other Eligible Accounts Receivable; plus (iii) (y) sixty percent (60%) of the book value of unopened inventory plus (z) forty percent (40%) of book value of other inventory, provided inventory shall not include work-in-process and (iv) fifty percent (50%) of work-in-process, provided that the amount determined under this subsection (iii) shall never exceed forty percent (40%) of the Borrowing Base. In accordance with Section 3.1(d), Borrower shall provide

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        the Lender a calculation of the foregoing Borrowing Base in the form attached as Exhibit "3.11" ("Borrowing Base Report"). In the event the aggregate unpaid principal balance under the Revolving Line of Credit plus the amount of any unexpired letters of credit exceeds the Borrowing Base calculated as described above, the Borrower will promptly, but in any event no later than within five (5) Business Days (no additional notice or cure period being required prior to such failure becoming an Event of Default hereunder), reduce the unpaid principal balance under the Revolving Line of Credit until the amount owed is less than that calculated as described above. In the event such required payment involves a LIBOR Portion, such amount shall be prepaid without premium or restriction.

        Section 2.  RATIFICATION.

        Except as amended hereby, the Loan Agreement shall remain unchanged and the terms, conditions, representations, warranties, and covenants of said Loan Agreement, are true as of the date hereof (unless such representations and warranties relate to an earlier date), are ratified and confirmed in all respects and shall be continuing and binding upon the parties.

        Section 3.  DEFINED TERMS.

        All terms used in this Amendment which are defined in the Loan Agreement shall have the same meaning as in the Loan Agreement, except as otherwise indicated in this Amendment.

        Section 4.  MULTIPLE COUNTERPARTS.

        This Amendment may be executed by the parties hereto in several separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

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        Section 5.  APPLICABLE LAW.

        This Amendment shall be deemed to be a contract under and subject to, and shall be construed for all purposes in accordance with the laws of the State of Texas.

        Section 6.  FINAL AGREEMENT.

        THE WRITTEN LOAN AGREEMENTS IN CONNECTION WITH THIS THIRD AMENDMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE BORROWER AND THE LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE BORROWER AND THE LENDER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE LENDER AND THE BORROWER.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers as of the 29th day of October, 1996.

                                            CONSOLIDATED GRAPHICS, INC.

                                         By:/s/ JOE R. DAVIS
                                                Joe R. Davis
                                               Chief Executive Officer

                                            NATIONSBANK OF TEXAS, N.A.

                                       By: /s/ JAMES D. RECER
                                               James D. Recer
                                               Vice President

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                                 EXHIBIT "3.11"

                              BORROWING BASE REPORT

                                     FORM OF

                           BORROWING BASE CERTIFICATE

NO. ____________________                           Dated ____________, 19_______

        In accordance with a loan agreement dated November 7, 1994 (as amended "Loan Agreement") between NATIONSBANK OF TEXAS, N.A. ("Lender") and CONSOLIDATED GRAPHICS, INC. ("Borrower"), I, ____________________________ of the Borrower
hereby certify and warrant that the following schedule accurately states Borrower's and the Guarantors' Eligible Accounts Receivables and Inventory and Borrower's Borrowing Base as of the date hereof and that no Default or Event of Default under the Loan Agreement has occurred and is continuing:

1.      Total Accounts Receivable Control as of ______________________                 $___________
2.      Less: (A) Accounts 120 days from date of Invoice$_____________

               (B) Affiliate Accounts                            $_____________
               (C) Intercompany Accounts                         $_____________
               (D) Disputed Accounts                             $_____________
               (E) Bankrupt/Financially Distressed               $_____________
               (F) Foreign (No L/C)                              $_____________
3.      ELIGIBLE Accounts Receivable        [Line 1 minus Line 2]                      $____________

4.      ELIGIBLE Accounts Receivable - Public/Governmental

               (A) ELIGIBLE Accounts from "A" Rated
                   Public Companies                              $_____________

               (B) ELIGIBLE Accounts from
                   U.S. Government                               $_____________

5.      ELIGIBLE Accounts Receivable - Public/Governmental
        [Line 4(A) plus Line 4(B)                                                      $____________

6.      90% of Line 5                                                                  $____________

7.      Other ELIGIBLE Accounts Receivable
        [Line 3 minus Line 5]                                    $____________

8.      80% of Line 7                                                                  $____________

9.      Total Account Receivable Borrowing Base [Line 6 plus Line 8]                   $____________

10.     Unopened Paper and Ink Inventory                                               $____________

11.     60% of Line 10                                                                 $____________

12.     Opened Paper, Ink and Other Inventory                                          $____________

13.     40% of Line 12                                                                 $____________

14.     Work-In-Process at Cost                                                        $____________

15.     50% of Line 14                                                                 $____________

16.     Total Inventory Borrowing Base [Line 11 plus Line 13 plus Line 15]$____________

17.     Preliminary Borrowing Base [Line 9 plus Line 16]                               $____________

18.     40% of Line 17                                                                 $____________

19.     Lesser of Line 16 and Line 18                                                  $____________

20.     Borrowing Base [Line 9 plus Line 19]                                           $____________

21.     Loan Balance this report                                                       $____________

22.     Outstanding Letters of Credit                                                  $____________

23.     Excess of Line 20 over Line 21 plus Line 22                                    $____________

                                          --------------------------------------
                                             Signature of Certifying Officer
                                          Title:________________________________